Exhibit 4.25

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED (INDICATED BY: [***]) FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

TABLE OF CONTENTS
i

Schedule A    -    Schedule of Investors
Schedule B    -    Schedule of Noteholders
Exhibit A    -    Form of Noncompetition and Nonsolicitation Agreement
ii

AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT
THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of the 1st day of March, 2023, by and among Vedanta Biosciences, Inc., a Delaware corporation (the “Company”) each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”, each of the noteholders listed on Schedule B hereto, each of which is referred to in this Agreement as a “Noteholder” and each other person who becomes party to this Agreement as a Key Holder pursuant to Section 12.9(c).
RECITALS
WHEREAS, the Investors hold shares of the Company’s Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-2 Preferred Stock and/or Series D Preferred Stock and possess certain rights to cause the Company to register shares of Common Stock issuable to the Investors, to receive certain information from the Company, to participate in future equity offerings by the Company, and certain other rights pursuant to that certain Amended and Restated Investors’ Rights Agreement, dated as of July 14, 2021, as such was amended, by and among the Company and such Investors (the “Prior Agreement”);
WHEREAS, the Investors holding at least [***] of the Preferred Stock outstanding as of the date hereof required to amend the Prior Agreement desire to amend and restate the Prior Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted under the Prior Agreement;
WHEREAS, the Company and the Noteholders are parties to that certain Secured Convertible Promissory Note Purchase Agreement of even date herewith (as may be amended from time to time, the “Purchase Agreement”) for the purchase and sale of secured convertible promissory notes thereunder (each, a “Note”), and it is a condition to the closing of the sale of the Notes that such Investors and the Company execute and deliver this Agreement adding the Noteholders as party to the Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the Investors hereby agree that the Prior Agreement shall be amended and restated and the parties to this Agreement further agree as follows:
1.Definitions. For purposes of this Agreement:
(i)“Affiliate” means with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital or investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. [***].
(ii)[***].
(iii)[***].
(iv)“Board” means the board of directors of the Company.
(v)“Code” means the U.S. Internal Revenue Code of 1986, as amended.

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(vi)“Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.
(vii)“Competitor” means [***].
(viii)“Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.
(ix)“Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including the Notes, options and warrants.
(x)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(xi)“Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.
(xii)“FOIA Party” means a Person that, in the reasonable determination of the Board, may be subject to, and thereby required to disclose nonpublic information furnished by or relating to the Company under, the Freedom of Information Act, 6 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.
(xiii)“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.
(xiv)“Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.
(xv)“GAAP” means generally accepted accounting principles in the United States.
(xvi)[***].

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(xvii)[***].
(xviii)“Holder” means an Investor, a Noteholder and any holder of Registrable Securities who is a party to this Agreement.
(xix)“Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.
(xx)“Initiating Holders” means collectively, Holders who properly initiate a registration request under this Agreement.
(xxi)“IPO” means (1) the Company’s first underwritten public offering of its Common Stock under the Securities Act or (2) a SPAC Transaction (as defined in the Restated Certificate (as defined in the Purchase Agreement).
(xxii)“Key Employee” means [***].
(xxiii)“Lead Investor Majority” has the meaning given to it in the Purchase Agreement.
(xxiv)[***].
(xxv)“New Securities” means collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.
(xxvi)“Noteholders” means the holders of Notes set forth in Schedule B.
(xxvii)“Permitted Transferee” means (i) with respect to any Holder that is a discretionary managed fund or its nominee: (A) any partner, member, trustee, manager, beneficiary, shareholder, investor or other participant in such fund which is or whose nominee is the transferor (but only in connection with the dissolution of such fund or any distribution of assets of the fund pursuant to the operation of the fund in the ordinary course), (B) any other fund whose business is managed or advised by the same investment manager as manages or advises the fund which is or whose nominee is the transferor or another investment manager in the same group of companies as such first investment manager, (C) the investment manager who manages the business of the fund which is or whose nominee is the transferor, (D) any directors or employees of such Holder or any of the foregoing or any trust or carried interest or similar partnership in which they or any of them participate and/or (E) any nominee or custodian of the foregoing; (ii) with respect to any Holder that is an investment manager or its nominee: (A) any partner, member, trustee, manager, beneficiary, shareholder, investor or other participant in any investment fund in respect of which the shares to be transferred are held (but only in connection with the dissolution of such investment fund or any distribution of assets of the investment fund pursuant to the operation of the investment fund in the ordinary course), (B) any investment fund whose business is managed by the investment manager who is or whose nominee is the transferor, (C) any other investment manager who manages the business of the investment fund in respect of which the shares are held, (D) any directors or employees of such Holder or any of the foregoing or any trust or carried interest or similar partnership in which they or any of them participate and/or (E) any nominee or

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custodian of the foregoing; (iii) with respect to the Gates Foundation (A) any successor charitable organization of the Gates Foundation from time to time that is a tax-exempt organization as described in Section 501(c)(3) of the Code, or (b) any tax-exempt organization as described in Section 501(c)(3) of the Code controlled by one or more trustees of the Gates Foundation and (iv) with respect to the Magnetar Group: (A) any partner, member, trustee, manager, beneficiary, shareholder, investor or other participant in such entity which is or whose nominee is the transferor (but only in connection with the dissolution of such entity or any distribution of assets of the entity pursuant to the operation of such entity in the ordinary course), (B) any other entity whose business is managed or advised by the same investment manager as manages or advises such entity which is or whose nominee is the transferor or another investment manager in the same group of companies as such first investment manager, (C) the investment manager who manages the business of such entity which is or whose nominee is the transferor, (D) any directors, managers or employees of such Holder or any of the foregoing or any trust or carried interest or similar partnership in which they or any of them participate and/or (E) any nominee or custodian of the foregoing.
(xxviii)“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
(xxix)“Preferred Stock” means collectively, shares of the Company’s Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-2 Preferred Stock and Series D Preferred Stock.
(xxx)“Preferred Director” means [***]
(xxxi)“Registrable Securities” means (i) Common Stock issuable or issued upon conversion of the Preferred Stock and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 13.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.
(xxxii)“Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.
(xxxiii)“Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.
(xxxiv)“Rock Springs” means Rock Springs Capital Master Fund LP, Four Pines Master Fund LP, and their Affiliates.
(xxxv)“SEC” means the Securities and Exchange Commission.
(xxxvi)“SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.
(xxxvii)“SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

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(xxxviii)“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(xxxix)”Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.
(xl)[***]
(xli)[***]
(xlii)“Series A-1 Preferred Stock” means shares of the Company’s Series A-1 Preferred Stock, par value $0.0001 per share.
(xliii)“Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.0001 per share.
(xliv)“Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.0001 per share.
(xlv)“Series C-2 Preferred Stock” means shares of the Company’s Series C-2 Preferred Stock, par value $0.0001 per share.
(xlvi)“Series D Preferred Stock” means shares of the Company’s Series D Preferred Stock, par value $0.0001 per share.
(xlvii)[***].
(xlviii)“Stockholder” means a Holder , a Key Holder, and each other person who becomes party to this Agreement pursuant to Section 12.9.
2.Registration Rights. The Company covenants and agrees as follows:
1.1Demand Registration.
(a)Form S-1 Demand. If at any time after the earlier of (i) [***] after the date of this Agreement or (ii) [***] after the effective date of the registration statement for the IPO, the Company receives a request from Holders of at least [***] of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement with respect to at least [***] of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of Selling Expenses, would exceed [***]), then the Company shall (x) within [***] after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within [***] after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within [***] of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.
(b)Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least [***] of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to

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outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least [***], then the Company shall (i) within [***] after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within [***] after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within [***] of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.
(c)Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than [***] after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than [***] in any [***] period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such [***] period other than an Excluded Registration.
(d)The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a) (i) during the period that is [***] before the Company’s good faith estimate of the date of filing of, and ending on a date that is [***] after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected [***] registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is [***] before the Company’s good faith estimate of the date of filing of, and ending on a date that is [***] after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the [***] period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).
1.2Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within [***] after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

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1.3Underwriting Requirements.
(a)If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.
(b)In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine in good faith will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine in good faith that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below [***] of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

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1.4Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(a)prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to [***] or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such [***] period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such [***] period shall be extended for up to [***], if necessary, to keep the registration statement effective until all such Registrable Securities are sold;
(b)prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;
(c)furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;
(d)use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
(e)in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;
(f)use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;
(g)provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;
(h)promptly make available for inspection by the selling Holders, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

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(i)notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and
(j)after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.
In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.
1.5Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.
1.6Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.
1.7Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
1.8Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:
(a)To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

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(b)To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and (d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.
(c)Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.
(d)To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within

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the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.
(e)Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
(f)Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.
1.9Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:
(a)make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;
(b)use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and
(c)furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).
1.10Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of [***] of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 12.9 [***].
1.11“Market Stand-off” Agreement. Subject to the provisions of Subsection 12.1, each Holder, to the extent permitted by applicable laws and regulations, hereby agrees that it will not,

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without the prior written consent of the managing underwriter (any such consent received, a “Lock-Up Waiver”), during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock under the Securities Act on a registration statement on Form S-1, and ending on the date specified by the Company and the managing underwriter (such period not to exceed [***]), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise; provided that the obligations described in this Subsection 2.11 shall not apply to any transfer that such Holder is required to make in order to comply with laws or regulations applicable to it (including those that have been established in accordance with the UCITS (Undertakings for Collective Investment in Transferable Securities) Directive). [***]. The foregoing provisions of this Subsection 2.11 shall apply only to the IPO and shall not apply to (i) the sale of any shares to an underwriter pursuant to an underwriting agreement, (ii) shares acquired by any Holder in an IPO or subsequent to an IPO in the open market, (iii) the transfer of any shares to any Affiliate or limited partner (or equivalent) of a Holder, provided that such transferee agrees to be bound in writing by the restrictions set forth herein or (iv) the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than [***] of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The Company and PureTech hereby agree, and all of the Investors hereby acknowledge, that PureTech shall, without in any way limiting the obligations of any Investor other than PureTech under this Subsection 2.11, be granted additional exceptions to the application of this Subsection 2.11, as agreed upon in good faith by the Company and PureTech, to the extent reasonably necessary for PureTech to maintain exemption from registration under the Investment Company Act of 1940; provided, however, that to the extent that PureTech is granted any such additional exception, each other Holder shall, unless otherwise determined in writing by a Lead Investor Majority, also be granted an additional such exception so that the same pro rata portion of PureTech’s and each such other Holder’s Registrable Securities will not be subject to the foregoing restrictions of this Subsection 2.11. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto.
1.12Restrictions on Transfer.
(a)The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.
(b)Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

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THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.
THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.
(c)The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.
1.13Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of: [***].
3.Voting Provisions Regarding Board of Directors.
1.1Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all Shares (as defined below) owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at eleven (11) directors and so long as at least [***] of the Preferred Stock outstanding as of the date hereof remain outstanding, may be increased only with the written consent of Investors holding a majority of the Preferred Stock then outstanding. For purposes of this Section 3, the term “Shares” shall mean and include any securities of the Company the holders of which are entitled to vote for members of the Board, including without limitation, all shares of Common

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Stock, Series A-1 Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series C-2 Preferred Stock and Series D Preferred Stock, by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.
1.2Board Composition. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, the following persons shall be elected to the Board:
(a)Two persons designated by a majority of the holders of the Series A-1 Preferred Stock then outstanding, one of which individuals shall initially be Bennett Shapiro (the “Series A-1 Designees”), and one seat shall be vacant as of the date hereof, for so long as such Stockholders and their Affiliates continue to own beneficially any shares of Series A-1 Preferred Stock.
(b)Two persons designated by a majority of the holders of the Series B Preferred Stock then outstanding, which individuals shall initially be John LaMattina and one vacancy (the “Series B Designees”), for so long as such Stockholders and their Affiliates continue to own beneficially any shares of Series B Preferred Stock.
(c)[***].
(d)[***].
(e)[***].
(f)[***].
(g)[***].
(h)[***].
(i)[***].
To the extent that any of clauses (a) through (i) above shall not be applicable, any member of the Board who would otherwise have been designated in accordance with the terms thereof shall instead be voted upon by all the stockholders of the Company entitled to vote thereon in accordance with, and pursuant to, the Restated Certificate.
1.3Failure to Designate a Board Member. In the absence of any designation from the Persons or groups with the right to designate a director as specified above, the director previously designated by them and then serving shall be reelected if still eligible to serve as provided herein.
1.4Removal of Board Members. Each Stockholder also agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:
(a)no director elected pursuant to Subsections 3.2 or 3.3 of this Agreement may be removed from office other than for cause unless (i) such removal is directed or approved by the affirmative vote of the Person, or of the holders of a majority of the shares of stock, entitled under Subsections 3.2 to designate that director; or (ii) the Person(s) originally entitled to designate or approve such director pursuant to Subsections 3.2 is no longer so entitled to designate or approve such director;

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(b)any vacancies created by the resignation, removal or death of a director elected pursuant to Subsections 3.2 or 3.3 shall be filled pursuant to the provisions of this Section 3; and
(c)upon the request of any party entitled to designate a director as provided in Subsection 3.2 to remove such director, such director shall be removed.
All Stockholders agree to execute any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any party entitled to designate directors to call a special meeting of stockholders for the purpose of electing directors.
1.5No Liability for Election of Recommended Directors. No Stockholder, nor any Affiliate of any Stockholder, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.
1.6No “Bad Actor” Designees. Each Person with the right to designate or participate in the designation of a director as specified above hereby represents and warrants to the Company that, to such Person’s knowledge, none of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) promulgated under the Securities Act (each, a “Disqualification Event”), is applicable to such Person’s initial designee named above except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Any director designee to whom any Disqualification Event is applicable, except for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable, is hereinafter referred to as a “Disqualified Designee”. Each Person with the right to designate or participate in the designation of a director as specified above hereby covenants and agrees (A) not to designate or participate in the designation of any director designee who, to such Person’s knowledge, is a Disqualified Designee and (B) that in the event such Person becomes aware that any individual previously designated by any such Person is or has become a Disqualified Designee, such Person shall as promptly as practicable take such actions as are necessary to remove such Disqualified Designee from the Board and designate a replacement designee who is not a Disqualified Designee.
4.Information.
1.1Delivery of Financial Statements. The Company shall deliver to each Holder who so requests, provided that the Board has not reasonably determined that such Holder is a Competitor:
(a)as soon as practicable, but in any event within [***] after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants selected by the Company;
(b)as soon as practicable, but in any event within [***] after the end of each quarter of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, and an up-to-date capitalization table in sufficient detail so as to permit the Holders to calculate their respective percentage of equity ownership in the Company;
(c)such other information relating to the financial condition, annual budget, business, prospects, or corporate affairs of the Company as any Holder may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Subsection 4.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel; and

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(d)as soon as practicable, but in any event [***] before the end of each fiscal year, budget and business plan for the next fiscal year (such budget and business plan that is approved by the Board is collectively referred to herein as the “Budget”), approved by the Board and prepared on a [***] basis, including balance sheets, income statements, and statements of cash flow for such [***] and, promptly after prepared, any other budgets or revised budgets prepared by the Company.
If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period, the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.
Notwithstanding anything else in this Subsection 4.1 to the contrary, the Company may cease providing the information set forth in this Subsection 4.1 during the period starting with the date [***] before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 4.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.
1.2Inspection Rights. The Company shall permit each Holder who so requests, provided that the Board has not reasonably determined that such Holder is a Competitor, at such Holder’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Holder; provided, however, that the Company shall not be obligated pursuant to this Subsection 4.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.
1.3Observer Rights.
(a)    [***].
(b)    [***].
1.4Termination of Information Rights. The covenants set forth in Subsections 4.1, 4.2 and 4.3 shall terminate and be of no further force or effect [***].
1.5Confidentiality. Each Holder agrees that such Holder will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 4.5 by such Holder), (b) is or has been independently developed or conceived by the Holder without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Holder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Holder may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring and/or making decisions with respect to its investment in the Company; (ii) to any prospective purchaser of any Note(s) and/or Registrable Securities from such Holder, if such prospective purchaser agrees to be bound by the provisions of this Subsection 4.5; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Holder in the ordinary course of business, provided that such Holder informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be

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required by law, provided that the Holder promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.
5.Rights to Future Stock Issuances.
1.1Right of First Offer. Subject to the terms and conditions of this Subsection 5.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Holder. A Holder shall be entitled to apportion the right of first offer hereby granted to it, in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Holder (“Holder Beneficial Owners”); provided that each such Affiliate or Holder Beneficial Owner (x) is not a Competitor or FOIA Party, unless such party’s purchase of New Securities is otherwise consented to by the Board, (y) agrees to enter into this Agreement (provided that any Competitor or FOIA Party shall not be entitled to any rights as an Holder under Subsections 4.1, 4.2 and 5.1 hereof), and (z) agrees to purchase at least such number of New Securities as are allocable hereunder to the Holder holding the fewest number of Preferred Stock and any other Derivative Securities.
(a)The Company shall give notice (the “Offer Notice”) to each Holder, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.
(b)By notification to the Company within [***] after the Offer Notice is given, each Holder may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock then held by such Holder (including all shares of Common Stock then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Holder) bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities). At the expiration of such [***] period, the Company shall promptly notify each Holder that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Holder”) of any other Holder’s failure to do likewise. During the [***] period commencing after the Company has given such notice, each Fully Exercising Holder may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Holders were entitled to subscribe but that were not subscribed for by the Holders which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Holder bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Holders who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 5.1(b) shall occur within the later of [***] of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 5.1(c).
(c)If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 5.1(b), the Company may, during the [***] period following the expiration of the periods provided in Subsection 5.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within [***] of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Holder s in accordance with this Subsection 5.1.
(d)The right of first offer in this Subsection 5.1 shall not be applicable to (i) Exempted Securities (as defined in the Restated Certificate); (ii) shares of Common Stock issued in the IPO; and (iii) the issuance of Notes pursuant to the Purchase Agreement.

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1.2Termination. The covenants set forth in Subsection 5.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a distribution of the proceeds of a Deemed Liquidation Event, as such term is defined in the Restated Certificate, whichever event occurs first.
6.Additional Covenants.
1.1Insurance. If the Board deems it appropriate, the Company shall use its commercially reasonable efforts to maintain, from financially sound and reputable insurers, Directors and Officers liability insurance and term “key-person” insurance on [***], in an amount and on terms and conditions satisfactory to the Board, until such time as the Board determines that such insurance should be discontinued. The key-person policy shall name the Company as loss payee, and neither policy shall be cancelable by the Company without prior approval by the Board. [***].
1.2Employee Agreements. The Company will cause each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement in the form attached hereto as Exhibit A. The Company shall cause each grant of equity securities to its employees to be subject to (i) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months, subject to acceleration provisions and/or alternative vesting schedules approved by the Board, and (ii) a market stand-off provision substantially similar to that in Section 2.11. Without the prior approval by the Board, the Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any stock purchase, stock restriction or option agreement with any existing employee or service provider if such amendment would cause it to be inconsistent with this Section 6.2. In addition, unless otherwise approved by the Board, the Company (x) shall not offer or allow any acceleration of vesting, and (y) shall retain (and not waive) a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock (if any).
1.3Board Matters. The Company shall reimburse the nonemployee directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board (or any applicable committee thereof). Each Preferred Director shall be entitled in such person’s discretion to be a member of any committee of the Board other than committees constituted under criteria of independence or disinterestedness unmet by such Preferred Director.
1.4Expenses of Counsel. In the event of a transaction which is a Sale Transaction (as defined in the Note), the reasonable fees and disbursements, not to exceed $[***], of one counsel for some or all of the Lead Investors (“Investor Counsel”), in their capacities as stockholders and/or noteholders (as applicable), shall be borne and paid by the Company. At the outset of considering a transaction which, if consummated would constitute a Sale Transaction, the Company shall obtain the ability to share with the Investor Counsel (and such counsel’s clients) and shall share the confidential information (including, without limitation, the initial and all subsequent drafts of memoranda of understanding, letters of intent and other transaction documents and related noncompete, employment, consulting and other compensation agreements and plans) pertaining to and memorializing any of the transactions which, individually or when aggregated with others would constitute the Sale Transaction. The Company shall be obligated to share (and cause the Company’s counsel and investment bankers to share) such materials when distributed to the Company’s executives and/or any one (1) or more of the other parties to such transaction(s). In the event that Investor Counsel deems it appropriate, in its reasonable discretion, to enter into a joint defense (or common interest) agreement or other arrangement to enhance the ability of the parties to protect their communications and other reviewed materials under the attorney client privilege, the Company shall, and shall direct its counsel to, execute and deliver to Investor Counsel and its clients such an agreement in form and substance reasonably acceptable to

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Investor Counsel and the Company’s counsel. In the event that one (1) or more of the other party or parties to such transactions require the clients of Investor Counsel to enter into a confidentiality agreement and/or joint defense (or common interest) agreement in order to receive such information, then the Company shall share whatever information can be shared without entry into such agreement and shall, at the same time, in good faith work expeditiously to enable Investor Counsel and its clients to negotiate and enter into the appropriate agreement(s) without undue burden to the clients of Investor Counsel.
1.5Indemnification Matters. The Company hereby acknowledges that one or more of the Preferred Directors nominated to serve on the Board by (or with the participation of) one or more Investors may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Lead Investors and certain of their Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Preferred Director are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Preferred Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Preferred Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Preferred Director to the extent legally permitted and as required by the Restated Certificate or the Bylaws of the Company (or any agreement between the Company and such Preferred Director), without regard to any rights such Preferred Director may have against the Investor Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any such Preferred Director with respect to any claim for which such Preferred Director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Preferred Director against the Company. The Preferred Directors and the Investor Indemnitors are intended third-party beneficiaries of this Section 6.5 and shall have the right, power and authority to enforce the provisions of this Section 6.5 as though they were a party to this Agreement.
1.6Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Restated Certificate, or elsewhere, as the case may be.
1.7Right to Conduct Activities. [***].
1.8FCPA. The Company represents that it shall not (and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non-U.S. Official (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further represents that it shall (and shall cause each of its subsidiaries and affiliates to) cease all of its or their respective activities, as well as remediate any actions taken by the Company, its subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Upon request, the Company agrees to provide responsive information and/or certifications concerning its compliance with applicable anti-corruption laws. The Company shall promptly notify each Holder if the Company becomes aware of any Enforcement Action (as defined in the Purchase Agreement). The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA.

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1.9Stock Plan Amendments. At each of the closings following the Initial Closing pursuant to the Purchase Agreement, the aggregate number of shares of Common Stock reserved for issuance under the 2020 Employee, Director and Consultant Equity Incentive Plan, as amended (the “Plan”), shall be proportionally increased above 2,981,823 shares (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) based on the principal amount of the Notes to be issued and sold at the applicable closing, up to 4,576,988 shares (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) for all closings (including the Initial Closing) in the aggregate so that the number of shares of Common Stock reserved for issuance at each Closing equals (and in no event shall exceed) 14% of the fully diluted capitalization. The Company shall not create, adopt, amend, terminate or repeal the Plan or any other equity (or equity-linked) compensation plan (except for immaterial amendments without dilutive or other economic effect that are approved by the Board) without the prior written consent of the holders of a majority in voting power of the Company’s outstanding preferred stock and common stock, voting together as a single class.
1.10Termination of Covenants. The covenants set forth in this Section 6, except for Subsection 6.4, 6.5, 6.6 and 6.7, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a distribution of the proceeds of a Deemed Liquidation Event, as such term is defined in the Restated Certificate, whichever event occurs first.
7.Vote to Increase Authorized Common Stock. Each Investor agrees to vote or cause to be voted all Shares owned by such Investor, or over which such Investor has voting control, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized shares of Common Stock from time to time to ensure that there will be sufficient shares of Common Stock available for conversion of all of the shares of Preferred Stock outstanding (or that would be outstanding upon conversion of the Notes) at any given time.
8.Drag-Along Right.
1.1Actions to be Taken. In the event that (i) the Lead Investor Majority (the “Selling Investors”) and (ii) the Board approve a Sale Transaction (which approval of the Selling Investors must be in writing), specifying that this Section 8 shall apply to such transaction, then, subject to satisfaction of each of the conditions set forth in Section 8.2 below, each Stockholder and the Company hereby agree:
(a)if such transaction requires stockholder approval, with respect to all Shares that such Stockholder owns or over which such Stockholder otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all Shares in favor of, and adopt, such Sale Transaction and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale Transaction;
(b)if such transaction is a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (collectively, a “Stock Sale”), to sell the same proportion of shares of capital stock of the Company beneficially held by such Stockholder as is being sold by the Selling Investors to the Person to whom the Selling Investors propose to sell their Shares, and, except as permitted in Section 8.2 below, on the same terms and conditions as the other stockholders of the Company;
(c)to execute and deliver all related documentation and take such other action in support of the Sale Transaction as shall reasonably be requested by the Company or the Selling Investors in order to carry out the terms and provision of this Section 8, including, without limitation, executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, any associated indemnity agreement, or escrow agreement, any associated voting, support, or

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joinder agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances), and any similar or related documents;
(d)not to deposit, and to cause their Affiliates not to deposit, except as provided in this Agreement, any Shares owned by such party or Affiliate in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested to do so by the acquirer in connection with the Sale Transaction;
(e)to refrain from (i) exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company, or (ii) asserting any claim or commencing any suit (x) challenging the Sale Transaction or this Agreement, or (y) alleging a breach of any fiduciary duty of the Selling Investors or any affiliate or associate thereof (including, without limitation, aiding and abetting breach of fiduciary duty) in connection with the evaluation, negotiation or entry into the Sale Transaction, or the consummation of the transactions contemplated thereby;
(f)if the consideration to be paid in exchange for the Shares pursuant to this Section 8 includes any securities and due receipt thereof by any Stockholder would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Board) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Shares; and
(g)in the event that the Selling Investors, in connection with such Sale Transaction, appoint a stockholder representative (the “Stockholder Representative”) with respect to matters affecting the Stockholder under the applicable definitive transaction agreements following consummation of such Sale Transaction, (x) to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Stockholder’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale Transaction and its related service as the representative of the Stockholders, and (y) not to assert any claim or commence any suit against the Stockholder Representative or any other Stockholder with respect to any action or inaction taken or failed to be taken by the Stockholder Representative, within the scope of the Stockholder Representative’s authority, in connection with its service as the Stockholder Representative, absent fraud, bad faith, gross negligence or willful misconduct.
1.2Conditions. Notwithstanding anything to the contrary set forth herein, a Stockholder will not be required to comply with Section 8.1 above in connection with any proposed Sale Transaction (the “Proposed Sale”), unless:
(a)any representations and warranties to be made by such Stockholder in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such Shares, including, but not limited to, representations and warranties that (i) the Stockholder holds all right, title and interest in and to the Shares such Stockholder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Stockholder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Stockholder have been duly executed by the Stockholder and delivered to the acquirer and are enforceable (subject to customary limitations) against the Stockholder in accordance with their respective terms; and (iv) neither the execution and delivery of documents to be entered into by the Stockholder in connection with the transaction, nor the performance of the Stockholder obligations thereunder, will cause

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a breach or violation of the terms of any agreement to which the Stockholder is a party, or any law or judgment, order or decree of any court or governmental agency that applies to the Stockholder;
(b)such Stockholder is not required to agree (unless such Stockholder is a Company officer or employee) to any restrictive covenant in connection with the Proposed Sale (including, without limitation, any covenant not to compete or covenant not to solicit customers, employees or suppliers of any party to the Proposed Sale) or any release of claims other than a release in customary form of claims arising solely in such Stockholder’s capacity as a stockholder of the Company;
(c)such Stockholder and its Affiliates are not required to amend, extend or terminate any contractual or other relationship with the Company, the acquirer or their respective Affiliates, except that the Stockholder may be required to agree to terminate the investment-related documents between or among such Stockholder, the Company and/or other stockholders of the Company;
(d)the Stockholder is not liable for the breach of any representation, warranty or covenant made by any other Person in connection with the Proposed Sale, other than the Company (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders);
(e)liability shall be limited to such Stockholder’s applicable share (determined based on the respective proceeds payable to each Stockholder in connection with such Proposed Sale in accordance with the provisions of the Restated Certificate) of a negotiated aggregate indemnification amount that applies equally to all Stockholders but that in no event exceeds the amount of consideration otherwise payable to such Stockholder in connection with such Proposed Sale, except with respect to claims related to fraud by such Stockholder, the liability for which need not be limited as to such Stockholder;
(f)upon the consummation of the Proposed Sale (i) each holder of each class or series of the capital stock of the Company will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock as is received by other holders in respect of their shares of such same series, (iii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, and (iv) unless waived pursuant to the terms of the Restated Certificate and as may be required by law, the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a Deemed Liquidation Event (assuming for this purpose that the Proposed Sale is a Deemed Liquidation Event) in accordance with the Company’s Restated Certificate in effect immediately prior to the Proposed Sale; provided, however, that, notwithstanding the foregoing provisions of this Section 8.2(f), if the consideration to be paid in exchange for the Shares held by a Stockholder pursuant to this Section 8.2(f) includes any securities and due receipt thereof by any Stockholder would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Shares held by the Stockholder, which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Board) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Shares held by the Stockholder; and
(g)subject to clause (f) above requiring the same form of consideration to be available to the holders of any single class or series of capital stock, if any holders of any capital stock of

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the Company are given an option as to the form and amount of consideration to be received as a result of the Proposed Sale, all holders of such capital stock will be given the same option; provided, however, that nothing in this Section 8.2(g) shall entitle any holder to receive any form of consideration that such holder would be ineligible to receive as a result of such holder’s failure to satisfy any condition, requirement or limitation that is generally applicable to the Company’s stockholders.
9.Restrictions on Sales of Control of the Company. No Stockholder shall be a party to any Stock Sale unless (a) all holders of Preferred Stock are allowed to participate in such transaction(s) and (b) the consideration received pursuant to such transaction(s) is allocated among the parties thereto in the manner specified in the Restated Certificate in effect immediately prior to the Stock Sale (as if such transaction(s) were a Deemed Liquidation Event), unless the holders of at least the requisite percentage required to waive treatment of the transaction(s) as a Deemed Liquidation Event pursuant to the terms of the Restated Certificate elect to allocate the consideration differently by written notice given to the Company at least 10 days prior to the effective date of any such transaction or series of related transactions.
10.Remedies.
1.1Covenants of the Company. The Company agrees to use its best efforts, within the requirements of applicable law, to ensure that the rights granted under Sections 3, 7, 8 and 9 of this Agreement (collectively, the “VA Provisions”) are effective and that the parties enjoy the benefits of the provisions of such sections of this Agreement. Such actions include, without limitation, the use of the Company’s best efforts to cause the nomination and election of the directors as provided in this Agreement.
1.2Irrevocable Proxy and Power of Attorney. Each party to this Agreement hereby constitutes and appoints as the proxies of the party and hereby grants a power of attorney to the Chief Executive Officer of the Company, and a designee of the Selling Investors, and each of them, with full power of substitution, with respect to the matters set forth herein, including, without limitation, votes regarding the size and composition of the Board pursuant to Section 3 hereof, votes to increase authorized shares pursuant to Section 7 hereof and votes regarding any Sale Transaction pursuant to Section 8 hereof, and hereby authorizes each of them to represent and vote, if and only if the party (i) fails to vote, or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, any of such party’s Shares in favor of the election of persons as members of the Board determined pursuant to and in accordance with the terms and provisions of this Agreement or the increase of authorized shares or approval of any Sale Transaction pursuant to and in accordance with the terms and provisions of this Agreement or to take any action reasonably necessary to effect the VA Provisions. The power of attorney granted hereunder shall authorize the Chief Executive Officer of the Company, and a designee of the Selling Investors, and each of them, to execute and deliver the documentation referred to in Section 8.1 on behalf of any party failing to do so within five (5) business days of a request by the Company. Each of the proxy and power of attorney granted pursuant to this Section 10.2 is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable unless and until all of the VA Provisions terminate or expire pursuant to Section 11 hereof. Each party hereto hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter, unless and until all of the VA Provisions terminate or expire pursuant to Section 11 hereof, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

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11.Term of VA Provisions. The VA Provisions shall be effective as of the date hereof and shall continue in effect until and shall terminate upon the earliest to occur of (a) the consummation of the Company’s first underwritten public offering of its Common Stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or an SEC Rule 145 transaction); and (b) the consummation of a Sale Transaction and distribution of proceeds to or escrow for the benefit of the Stockholders in accordance with the Restated Certificate, provided that the provisions of Section 8 hereof will continue after the closing of any Sale Transaction to the extent necessary to enforce the provisions of Section 8 with respect to such Sale Transaction.
12.Miscellaneous.
1.1Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; (iii) after such transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); or (iv) is a Permitted Transferee; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. Notwithstanding anything in the contrary contained in this Subsection 12.1, a Holder shall be permitted to make any such transfer that is required in order for such Holder to comply with laws or regulations applicable to it (including those that have been established in accordance with the UCITS (Undertakings for Collective Investment in Transferable Securities) Directive).
1.2Governing Law. This Agreement shall be governed by the internal law of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.
1.3Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
1.4Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.
1.5Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the

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recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A or Schedule B hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 12.5. If notice is given to the Company, a copy shall also be sent to [***].
1.6Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company, the holders of [***] of the Preferred Stock, voting together as a single class on an as converted basis, then outstanding, [***]; (x) the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); (xi) any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; (xii) [***] Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 5 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 12.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.
1.7Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.
1.8Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate. For the avoidance of doubt, all shares of capital stock held or acquired by AXA IM, AXA Opportunities Fund and any of their Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
1.9Additional Holders.
(a)Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of the Company’s Preferred Stock after the date hereof, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.
(b)Notwithstanding anything to the contrary contained herein, if the Company issues additional Notes after the date hereof, any purchaser of such Notes may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement,

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and thereafter shall be deemed a “Noteholder” for all purposes hereunder. No action or consent by the Investors or Noteholders shall be required for such joinder to this Agreement by such additional Noteholder, so long as such additional Noteholder has agreed in writing to be bound by all of the obligations as a “Noteholder” hereunder
(c)In the event that after the date of this Agreement, the Company enters into an agreement with any Person to issue shares of capital stock to such Person (other than to a purchaser of Preferred Stock described in Section 12.9(a) above or to a purchaser of Notes described in Section 12.9(b) above), following which such Person shall hold Shares constituting one percent (1%) or more of the then outstanding capital stock of the Company (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged), then, the Company shall cause such Person (each such Person, a “Key Holder”), as a condition precedent to entering into such agreement, to become bound by the VA Provisions by executing an instrument, in a form approved by the Board, agreeing to be bound by and subject to the terms of the VA Provisions as a Key Holder and Stockholder and thereafter such person shall be deemed a Key Holder and Stockholder for all purposes under the VA Provisions.
1.10Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Notwithstanding the foregoing, however, each Investor and Noteholder (a) acknowledges receipt of a copy of the relevant provisions of the Note and of the Purchase Agreement, and (b) in the event of a Maturity Conversion (as defined in the Note), agrees to execute and deliver such amendments and/or restatements (in each case, whether one or more) of this Agreement, and to take such other and further actions (including, without limitation, to vote, or cause to be voted, all Shares and Notes owned by such Person, or over which such Person has voting control, from time to time and at all times, and in whatever manner), as the Lead Investor Majority may reasonably request in order to effectuate the provisions of clauses (iii), (iv) and (v) of Section 4(e) of the Note.
1.11Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.
Each party will bear its own costs in respect of any disputes arising under this Agreement. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the District of Delaware or any court of the State of Delaware having subject matter jurisdiction.
1.12Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
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ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above
VEDANTA BIOSCIENCES, INC.
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
PURETECH HEALTH LLC
By:/s/ Bharatt Chowrira
Name: Bharatt Chowrira
Title: President

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]
Address: [***]
[***]
By: [***]
By: /s/ [***]
Name: [***]
Title: [***]
Address: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
[***]
By:    [***]
By: /s/ [***]
Name: [***]
Title: [***]
[***]
By: [***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]

By: /s/ [***]
Name: [***]
Title: [***]

Address:    [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: [***]

By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]

By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]

By: /s/ [***]
Name:  [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Its: [***]
Address:    [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
INVESTORS:
[***]
By: /s/ [***]
Name: [***]
Title: [***]
Email: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

[***]
By: /s/ [***]
Name: [***]
Title: [***]
Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
NOTEHOLDERS:

[***]
By: /s/ [***]
Name: [***]
Title: [***]

[***]
By: /s/ [***]
Name: [***]
Title: [***]

Signature Page to Vedanta Biosciences, Inc. – Amended and Restated Investors’ Rights Agreement

ACTIVE/119579555.22

SCHEDULE A
Investors
[***]

ACTIVE/119579555.22

SCHEDULE B
Noteholders
[***]

ACTIVE/119579555.22

EXHIBIT A
Form of Noncompetition and Nonsolicitation Agreement
[***]

ACTIVE/119579555.22